UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 6, 2016

HNI Corporation
(Exact Name of Registrant as Specified in Charter)

Iowa	1-14225	42-0617510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 East Second Street, P.O. Box 1109, Muscatine, Iowa 52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code:	(563)-272-7400

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Revolving Credit Facility

HNI Corporation (the “Corporation”) has amended its credit facility to provide additional financial flexibility by increasing its borrowing capacity, to extend the term and to provide funding for the expected pay off of maturing private placement notes at significantly lower borrowing cost.

The Corporation, certain domestic subsidiaries of the Corporation, the lenders and Wells Fargo Bank, National Association, as administrative agent, entered into the First Amendment to Second Amended and Restated Credit Agreement (the “Credit Agreement Amendment”) on January 6, 2016. The Credit Agreement Amendment amends the Second Amended and Restated Credit Agreement, dated as of June 9, 2015 (the “Credit Agreement”), a copy of which was filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed on June 12, 2015.

The Credit Agreement was amended to, among other things, increase the revolving commitment of the lenders from $250,000,000 to $400,000,000 (while retaining the Corporation’s option under the Credit Agreement to increase its borrowing capacity by an additional $150,000,000) and to extend the maturity date from June 2020 to January 2021.

The foregoing description of the Credit Agreement Amendment and related matters is only a summary and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

The following exhibit relating to Item 1.01 is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement, dated as of January 6, 2016, by and among HNI Corporation, as borrower, certain domestic subsidiaries of HNI Corporation, as guarantors, certain lenders and Wells Fargo Bank, National Association, as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	January 8, 2016	By	/s/ Steven M. Bradford
Steven M. Bradford Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement, dated as of January 6, 2016, by and among HNI Corporation, as borrower, certain domestic subsidiaries of HNI Corporation, as guarantors, certain lenders and Wells Fargo Bank, National Association, as administrative agent